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                                                                 EXHIBIT 10.7



                                    AGREEMENT

         THIS AGREEMENT is entered into as of this 4th day of March, 1999, by and between INLAND RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("IRRETI"), and INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation ("IREIC").

                                    RECITALS

         WHEREAS, IREIC is the Sponsor of IRRETI, and IRRETI has commenced its initial public offering of its shares of common stock ("Shares") pursuant to a registration statement declared effective by the Securities and Exchange Commission on February 11, 1999.

         WHEREAS, IRRETI wishes to sells its Shares in the state of Minnesota, and IREIC wants IRRETI to be able to do so; however, IRRETI has been informed that it will not be allowed to do so unless it makes arrangements for stockholders who may call a special meeting of stockholders in accordance with
Section 2-502(b) of the Maryland General Corporation Law ("MGCL") to not be required to pay for the cost of preparing and mailing the notice of any such meeting as provided in Section 2-502(b) of the MGCL.

         WHEREAS, IREIC is willing to accommodate IRRETI in making such arrangements, provided that IRRETI's registration in Minnesota is declared effective forthwith.

         NOW, THEREFORE, in consideration of IRRETI pursuing the registration and offering of its Shares in the State of Minnesota and for valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

         1. IREIC will pay for the reasonably estimated cost to prepare and mail a notice to IRRETI's stockholders of any special meeting of stockholders requested by stockholders of IRRETI pursuant to Section 2-502(b) of the MGCL upon being notified by the secretary of IRRETI of the cost thereof, such payment to be made to IRRETI promptly upon receipt of such notification.

         2. IRRETI agrees to offer and sell its shares in Minnesota if its registration is declared effective in Minnesota soon, and to notify IREIC promptly of the reasonably estimated cost to prepare and mail a notice to IRRETI's stockholders of any special meeting of stockholders requested by stockholders of IRRETI pursuant to Section 2-502(b) of the MGCL, and if payment of such estimated cost is received from IREIC, then IRRETI will not request payment thereof from the stockholders requesting that meeting.

         IN WITNESS WHEREOF, the parties have executed this Agreement in Oak Brook, Illinois, as of the date first above written.


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INLAND RETAIL REAL                    INLAND REAL ESTATE
ESTATE TRUST, INC.                    INVESTMENT CORPORATION

By    /s/ Robert D. Parks             By   /s/ Brenda Gail Gujral
      -------------------                  ----------------------
Its   Chairman                        Its  President
      -------------------                  ----------------------







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